Exhibit 10.48

To:	Globalstar, Inc.
300 Holiday Square Boulevard
Covington, Louisiana 70433
United States of America
Attention: James Monroe III

From:	BNP Paribas, as the COFACE Agent

Date:	21st November 2012

By Express Mail and E-mail

Dear Sirs,

Waiver Letter No.12 - COFACE Facility

1.	We refer to:

	(a)	the facility agreement dated 5 June 2009 between Globalstar, Inc. as the Borrower, BNP Paribas, Societe Generale, Natixis, Credit Agricole Corporate and Investment Bank and Credit Industriel et Commercial as the Mandated Lead Arrangers, BNP Paribas as the Security Agent and the COFACE Agent and the banks and financial institutions listed in schedule 1 (Lenders and Commitments) thereto as the Original Lenders, as amended from time to time (the "Facility Agreement");

(b)	the accounts agreement dated 5 June 2009 between the Borrower, Thermo, the Offshore Account Bank, the Security Agent and the COFACE Agent (as amended and restated pursuant to the deed of waiver and amendment No.7 dated 30 September 2011) (the "Accounts Agreement");

(c)	the reservation of rights letter dated 29 June 2012 from the COFACE Agent to the Borrower (the "Reservation of Rights Letter");
(d)	the amendment and waiver request letter dated 3 July 2012 from the Borrower to the COFACE Agent setting out, among other things, certain Defaults (the "Relevant Defaults"); and

(e)	the contingent equity funding notice dated 5 November 2012 from the Borrower to BNP Paribas and Thermo and an updated schedule delivered by the Borrower to the COFACE Agent on 16 November 2012 setting out in detail the nature of the Deficiency (as such term is defined in the Accounts Agreement) (the "Deficiency Schedule").

2.	Unless otherwise defined herein, terms and expressions defined in the Reservation of Rights Letter shall have the same meaning when used in this letter (the "Letter").

3.	We write to you in our capacity as COFACE Agent under the Finance Documents acting in our capacity as facility agent and Chef de File for and on behalf of the Finance Parties.

4.	As at the date of this Letter, certain Events of Default have occurred and are continuing.

5.	Pursuant to clause 6.2 (Permitted Withdrawals from the Thermo Contingent Equity Account and the Borrower Contingent Equity Account) of the Accounts Agreement, no amounts may be withdrawn from the Thermo Contingent Equity Account in accordance with clause 6.3(a)(ii)(B) (Contingent Equity Funding) of the Accounts Agreement if a Default has occurred and is continuing.

6.	Notwithstanding that certain Events of Default have occurred prior to the date of this Letter and are continuing, subject to the terms of this Letter the COFACE Agent (acting on the instructions of the Majority Lenders) agrees to waive on a temporary basis until the earlier of:

(a) 31 January 2013; and

(b) the occurrence of an Event of Default which arises after the date of this Letter, (such date, the "Waiver End-Date") the requirement that, pursuant to clause 6.2 (Permitted Withdrawals from the Thermo Contingent Equity Account and the Borrower Contingent Equity Account) of the Accounts Agreement, "no Default has occurred and is continuing" solely for the purpose of permitting transfers from the Thermo Contingent Equity Account to the Collection Account in accordance with the Accounts Agreement.

7.	For the avoidance of doubt, no transfer from the Thermo Contingent Equity Account to the Collection Account will be permitted unless the Borrower has complied with all the terms and conditions set out in clause 6 (Thermo Contingency Equity Account) of the Accounts Agreement (other than the requirement that "no Default has occurred and is continuing" which is waived subject to the terms of this Letter).

8.	As a condition to the Lenders granting the temporary waiver referred to in paragraph 6 above, the Lenders agree to permit a transfer from the Thermo Contingent Equity Account to the Collection Account on a date no earlier than the date of this Letter in an aggregate amount not to exceed six million nine hundred and seventy five thousand Dollars (US$6,975,000) of which:

(a)	six million two hundred thousand Dollars (US$6,200,000) is to be applied solely in payment of the Deficiencies identified in the Deficiency Schedule; and

(b)	seven hundred and seventy-five thousand Dollars (US$775,000) (the "Advisors Fees Amount"), in relation to which:

(i) two hundred and seventy five thousand Dollars (US$275,000) of the total aggregate amount of the Advisors Fees Amount shall be held on an account to be held with, and in the name of, the COFACE Agent in respect of professional fees, costs and expenses incurred, or anticipated to be incurred, by FTI Consulting; and

(ii) five hundred thousand Dollars (US$500,000) of the total aggregate amount of the Advisors Fees Amount shall be held on an account to be held with, and in the name of, the COFACE Agent in respect of professional fees, costs and expenses incurred, or anticipated to be incurred, by White & Case LLP as legal advisors to the Finance Parties, in each case, prior to the Waiver End-Date.

2

9.	If the professional fees, costs and expenses referred to in paragraph 8 above amount to:

(a)	in the case of FTI Consulting only, less than two hundred and seventy five thousand Dollars (US$275,000);

(b)	in the case of White & Case LLP only, less than five hundred thousand Dollars (US$500,000); and/or

(c)	in the case of FTI Consulting and White & Case LLP together, less than the Advisors Fees Amount, as determined by the COFACE Agent on the basis of the invoices submitted by FTI Consulting and White & Case LLP for their respective services for the period up to and including the Waiver End-Date (such invoices to be submitted within ten (10) Business Days of the Waiver End-Date) then, subject to the terms of the Finance Documents, the Borrower shall be entitled to a reimbursement of any unapplied portion of the Advisors Fee Amount. Within ten (10) Business Days of receipt of such invoices, the COFACE Agent shall notify the Borrower of the amount to be reimbursed to it, and shall transfer such amount from the relevant account to the Collection Account,

10.	The granting of the temporary waiver referred to in paragraph 6 above shall in no circumstances be construed to be, other than for the sole purpose described above, a waiver of:

(a)	any Relevant Default; or

	(b)	any other Default which has occurred or which may occur in the future (and whether or not any Finance Party is aware of the same), including, but not limited to, any rights which may arise under clause 24 (Remedies upon an Event of Default) of the Facility Agreement.

11.	This Letter is provided without prejudice to:

(a)	the Reservation of Rights Letter; and

(b)	each Obligor's continuing obligations under the Finance Documents to which it is a party and which continuing obligations shall remain in full force and effect.

3

12.	As a condition to the Lenders granting the temporary waiver referred to in paragraph 6 above, the Borrower shall pay to the COFACE Agent and each COFACE Lender the "Waiver Fees" (as such term is defined in the sixth amendment letter to the Facility Agreement dated 30 March 2011 and entered into between, amongst others, the Obligors and certain other parties to the Facility Agreement) no later than the date that is five (5) Business Days after the date of this Letter.

13.	Each Obligor confirms in favour of the COFACE Agent that:

(a)	it hereby agrees to the terms and conditions of this Letter; and

(b)	notwithstanding this Letter, each Finance Document to which it is a party remains in full force and effect and the rights, duties and obligations of each Obligor are not, except as expressly stated to the contrary in this Letter, released, discharged or impaired by this Letter.

14.	The following provisions of the Facility Agreement are incorporated into this Letter, mutatis mutandis, as if set out in this Letter with references to "this Agreement" being construed as references to this Letter: clauses 17 (Costs and Expenses), 35 (Partial Invalidity), 38 (Counterparts), 39 (Governing Law) and 40 (Enforcement).

15.	This Letter shall constitute a Finance Document.

16.	Any failure by the Borrower to comply with this Letter shall, subject to any applicable grace periods under the Finance Documents, constitute an Event of Default.

17.	Other than as set out in this Letter, each Finance Document shall remain in full force and effect. Each Finance Party reserves all other rights or remedies it may have now or in the future.

18.	Other than in respect of each Finance Party, a person who is not a party to this Letter may not rely on it and the terms of the Contracts (Rights of Third Parties) Act 1999 are excluded.

Please confirm your acceptance of and agreement to, the provisions of this Letter by signing and dating the enclosed copy of this Letter and returning it to the COFACE Agent.

Yours faithfully

/s/ Jean Philippe Poirier

/s/ E. Galzy

For and on behalf of
BNP Paribas
as COFACE Agent for and on behalf of the Finance Parties

4

Acknowledged and agreed

For and on behalf of

Globalstar, Inc.

as Borrower

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 11/21/12

Acknowledged and agreed

For and on behalf of

Thermo Funding Company LLC

as Obligor

/s/ James Monroe III

By: James Monroe III

Title: Manager
Date: 11/21/12

Acknowledged and agreed

For and on behalf of

GSSI, LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 11/21/12

Acknowledged and agreed

For and on behalf of

Globalstar Security Services, LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 11/21/12

Acknowledged and agreed

For and on behalf of

Globalstar C, LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 11/21/12

5

Acknowledged and agreed

For and on behalf of

Globalstar USA, LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 11/21/12

Acknowledged and agreed

For and on behalf of

Globalstar Leasing LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 11/21/12

Acknowledged and agreed

For and on behalf of

Spot LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 11/21/12

Acknowledged and agreed

For and on behalf of

ATSS Canada, Inc.

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 11/21/12

Acknowledged and agreed

For and on behalf of

Globalstar Brazil Holdings, L.P.

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 11/21/12

6

Acknowledged and agreed

For and on behalf of

GCL Licensee LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 11/21/12

Acknowledged and agreed

For and on behalf of

GUSA Licensee LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 11/21/12

Acknowledged and agreed

For and on behalf of

Globalstar Licensee LLC

as Subsidiary Guarantor

/s/ James Monroe III

By: James Monroe III

Title: CEO
Date: 11/21/12

7